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                                                                    Exhibit 21.1

                           SUBSIDIARIES OF REGISTRANT


        CORPORATE PROPERTY ASSOCIATES, A CALIFORNIA LIMITED PARTNERSHIP, A MAJORITY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF CALIFORNIA AND DOING BUSINESS UNDER THE NAME CORPORATE PROPERTY ASSOCIATES.

        CORPORATE PROPERTY ASSOCIATES 2, A CALIFORNIA LIMITED PARTNERSHIP, A MAJORITY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF CALIFORNIA AND DOING BUSINESS UNDER THE NAME CORPORATE PROPERTY ASSOCIATES 2.

        CORPORATE PROPERTY ASSOCIATES 3, A CALIFORNIA LIMITED PARTNERSHIP, A MAJORITY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF CALIFORNIA AND DOING BUSINESS UNDER THE NAME CORPORATE PROPERTY ASSOCIATES 3.

        CORPORATE PROPERTY ASSOCIATES 4, A CALIFORNIA LIMITED PARTNERSHIP, A MAJORITY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF CALIFORNIA AND DOING BUSINESS UNDER THE NAME CORPORATE PROPERTY ASSOCIATES 4.

        CORPORATE PROPERTY ASSOCIATES 5, A CALIFORNIA LIMITED PARTNERSHIP, A MAJORITY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF CALIFORNIA AND DOING BUSINESS UNDER THE NAME CORPORATE PROPERTY ASSOCIATES 5.

        CORPORATE PROPERTY ASSOCIATES 6, A CALIFORNIA LIMITED PARTNERSHIP, A MAJORITY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF CALIFORNIA AND DOING BUSINESS UNDER THE NAME CORPORATE PROPERTY ASSOCIATES 6.

        CORPORATE PROPERTY ASSOCIATES 7, A CALIFORNIA LIMITED PARTNERSHIP, A MAJORITY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF CALIFORNIA AND DOING BUSINESS UNDER THE NAME CORPORATE PROPERTY ASSOCIATES 7.

        CORPORATE PROPERTY ASSOCIATES 8, L.P., A DELAWARE LIMITED PARTNERSHIP, A MAJORITY- OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE AND DOING BUSINESS UNDER THE NAME CORPORATE PROPERTY ASSOCIATES 8, L.P.

        CORPORATE PROPERTY ASSOCIATES 9, L.P., A DELAWARE LIMITED PARTNERSHIP, A MAJORITY- OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE AND DOING BUSINESS UNDER THE NAME CORPORATE PROPERTY ASSOCIATES 9, L.P.

        FLY LLC, A DELAWARE LIMITED LIABILITY COMPANY, A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE AND DOING BUSINESS UNDER THE NAME FLY LLC.

        CALL LLC, A DELAWARE LIMITED LIABILITY COMPANY, A MAJORITY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE AND DOING BUSINESS UNDER THE NAME CALL LLC.

        UP WPC LLC, A TEXAS LIMITED LIABILITY COMPANY, A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF TEXAS AND DOING BUSINESS UNDER THE NAME UP WPC LLC.

        BILL WPC LLC, A TEXAS LIMITED LIABILITY COMPANY, A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF TEXAS AND DOING BUSINESS UNDER THE NAME BILL WPC LLC.

        CD UP LP, A TEXAS LIMITED PARTNERSHIP, A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF TEXAS AND DOING BUSINESS UNDER THE NAME CD UP LP.

        KEYSTONE CAPITAL COMPANY, A WASHINGTON REAL ESTATE INVESTMENT TRUST, A MAJORITY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF WASHINGTON AND DOING BUSINESS UNDER THE NAME KEYSTONE CAPITAL COMPANY.



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                           SUBSIDIARIES OF REGISTRANT
                                   (CONTINUED)

        POLKINVEST SPRL, A BELGIUM HOLDING COMPANY, A MAJORITY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF BELGIUM AND DOING BUSINESS UNDER THE NAME POLKINVEST SPRL.

        308 ROUTE 38 LLC, A DELAWARE LIMITED LIABILITY COMPANY, A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE AND DOING BUSINESS UNDER THE NAME 308 ROUTE 38 LLC.

        AZO DRIVER (DE) LLC, A DELAWARE LIMITED LIABILITY COMPANY, A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE AND DOING BUSINESS UNDER THE NAME AZO DRIVER (DE) LLC.

        AZO MECHANIC (DE) LLC, A DELAWARE LIMITED LIABILITY COMPANY, A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE AND DOING BUSINESS UNDER THE NAME AZO MECHANIC (DE) LLC.

        AZO NAVIGATOR (DE) LLC, A DELAWARE LIMITED LIABILITY COMPANY, A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE AND DOING BUSINESS UNDER THE NAME AZO NAVIGATOR (DE) LLC.

        AZO VALET (DE) LLC, A DELAWARE LIMITED LIABILITY COMPANY, A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE AND DOING BUSINESS UNDER THE NAME AZO VALET (DE) LLC.

        PHONE MANAGING MEMBER LLC, A DELAWARE LIMITED LIABILITY COMPANY, A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE AND DOING BUSINESS UNDER THE NAME PHONE MANAGING MEMBER LLC.

        PHONE (LA) LLC, A DELAWARE LIMITED PARTNERSHIP, A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE AND DOING BUSINESS UNDER THE NAME PHONE (LA) LLC.

        AZO-A L.P., A DELAWARE LIMITED PARTNERSHIP, A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE AND DOING BUSINESS UNDER THE NAME AZO-A L.P.

        AZO-B L.P., A DELAWARE LIMITED PARTNERSHIP, A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE AND DOING BUSINESS UNDER THE NAME AZO-B L.P.

        AZO-C L.P., A DELAWARE LIMITED PARTNERSHIP, A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE AND DOING BUSINESS UNDER THE NAME AZO-C L.P.

        AZO-D L.P., A DELAWARE LIMITED PARTNERSHIP, A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE AND DOING BUSINESS UNDER THE NAME AZO-D L.P.

        ALPENA FRANCHISE CORP., A MICHIGAN CORPORATION, A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF MICHIGAN AND DOING BUSINESS UNDER THE NAME ALPENA FRANCHISE CORP.

        ALPENA LICENSE CORP., A MICHIGAN CORPORATION, A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF MICHIGAN AND DOING BUSINESS UNDER THE NAME ALPENA LICENSE CORP.

        PETOSKEY FRANCHISE CORP., A MICHIGAN CORPORATION, A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF MICHIGAN AND DOING BUSINESS UNDER THE NAME PETOSKEY FRANCHISE CORP.

        PETOSKEY LICENSE CORP., A MICHIGAN CORPORATION, A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF MICHIGAN AND DOING BUSINESS UNDER THE NAME PETOSKEY LICENSE CORP.

        CPA BURNHAVEN L.P., A MINNESOTA LIMITED PARTNERSHIP, A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF MINNESOTA AND DOING BUSINESS UNDER THE NAME CPA BURNHAVEN L.P.

        CPA PAPER INC., A DELAWARE CORPORATION, A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE AND DOING BUSINESS UNDER THE NAME CPA PAPER INC.



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                           SUBSIDIARIES OF REGISTRANT
                                   (CONTINUED)

        PAPER LLC, A DELAWARE LIMITED LIABILITY COMPANY, A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE AND DOING BUSINESS UNDER THE NAME PAPER LLC.

        CROSS LLC, A GEORGIA LIMITED LIABILITY COMPANY, A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF GEORGIA AND DOING BUSINESS UNDER THE NAME CROSS LLC.

        FON LLC, A DELAWARE LIMITED LIABILITY COMPANY, A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE AND DOING BUSINESS UNDER THE NAME FON LLC.

        BROOMFIELD PROPERTIES CORP., A COLORADO CORPORATION, A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF COLORADO AND DOING BUSINESS UNDER THE NAME BROOMFIELD PROPERTIES CORP.

        WPC ACQUISITION LLC, A DELAWARE LIMITED LIABILITY COMPANY, A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE AND DOING BUSINESS UNDER THE NAME WPC ACQUISITION LLC.

        UK WPC MANAGEMENT LLC, A DELAWARE LIMITED LIABILITY COMPANY, A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE AND DOING BUSINESS UNDER THE NAME UK WPC MANAGEMENT LLC.

        CAREY TECHNOLOGY PROPERTIES II LLC, A DELAWARE LIMITED LIABILITY COMPANY, A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE AND DOING BUSINESS UNDER THE NAME CAREY TECHNOLOGY PROPERTIES II LLC.

        CAREY ASSET MANAGEMENT CORP., A DELAWARE CORPORATION, A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE AND DOING BUSINESS UNDER THE NAME CAREY ASSET MANAGEMENT CORP.



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